32.1  CERTIFICATION  PURSUANT TO 18 U. S. C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-K for the period ended September 30, 2006, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, James G. Flanigan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1)    This  Annual   Report  on  Form  10-K  of  the  Company,   to  which  this
      certification is attached as a Exhibit, (the "Annual Report") fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) This information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ James G. Flanigan
                             -------------------------------------
                             Name: James G. Flanigan
                             Chief Executive Officer and President
                             Date: December 29, 2006